UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2026

Accendra Health, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4435 Waterfront Drive, Suite 300
Glen Allen, Virginia 23060

(Address, including zip code, of principal executive offices)

(804) 277-4304
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.00 par value per share	ACH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The board of directors (the “Board of Directors”) of Accendra Health, Inc. (the “Company”) has taken actions to facilitate the Company’s ability to preserve its net operating losses (“NOLs”) and certain other tax attributes. In connection therewith, on August 9, 2026, the Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock, par value $2.00 per share, of the Company (the “Common Shares”) outstanding on August 20, 2026 (the “Record Date”) to the shareholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Section 382 Rights Agreement (the “Tax Asset Preservation Plan”), dated as of August 10, 2026, between the Company and Computershare Trust Company, N.A., as rights agent. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series C Cumulative Preferred Stock, par value $100 per share, of the Company (the “Preferred Shares”) at a price of $15.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment. All capitalized terms used but not defined herein shall have the meaning given to them in the Tax Asset Preservation Plan.

The purpose of the Tax Asset Preservation Plan is to facilitate the Company’s ability to preserve its NOLs and its other tax attributes in order to be able to offset potential future taxable income for U.S. federal income tax purposes. The Company’s ability to use its NOLs and other tax attributes would be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences an ownership change if the percentage of the value of its stock owned by certain “5-percent shareholders,” as such term is defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Tax Asset Preservation Plan is intended to, among other things, reduce the likelihood of an ownership change under Section 382 of the Code by deterring any Person or group of affiliated or associated Persons from acquiring Beneficial Ownership (as defined below) of 4.9% or more of the outstanding Common Shares.

The Rights are in all respects subject to and governed by the provisions of the Tax Asset Preservation Plan. The following description of the Tax Asset Preservation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Asset Preservation Plan, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates (or other evidence of book-entry or other uncertificated ownership) and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such Common Shares will have Rights attached (subject to certain limited exceptions).

The Rights will separate and begin trading separately from the Common Shares, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business on the tenth day following the acquisition of Beneficial Ownership of 4.9% or more of the outstanding Common Shares by a Person or group of affiliated or associated Persons (an “Acquiring Person”) (or, in the event that the Board of Directors determines to effect an exchange in accordance with the terms of the Tax Asset Preservation Plan and the Board of Directors determines that a later date is advisable, then such later date) and (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Shares as of the Distribution Date.

An “Acquiring Person” is defined in the Tax Asset Preservation Plan to include any Person (other than an Exempt Person) who or which, together with all affiliates and associates of such Person, is the Beneficial Owner of 4.9% or more of the Common Shares then outstanding, but will not include (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or of any subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all affiliates and associates of such Person, at the time of the first public announcement of the Tax Asset Preservation Plan, is a Beneficial Owner of 4.9% or more of the Common Shares then outstanding (a “Grandfathered Shareholder”); however, if a Grandfathered Shareholder becomes, after such time, the Beneficial Owner (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors) of any additional Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding Beneficially Owned by such Grandfathered Shareholder) then such Grandfathered Shareholder will be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding. Additionally, that upon the first decrease of a Grandfathered Shareholder’s Beneficial Ownership below 4.9%, such Grandfathered Shareholder will no longer be deemed to be a Grandfathered Shareholder. If after the time of the first public announcement of the Tax Asset Preservation Plan, any agreement, arrangement or understanding pursuant to which any Grandfathered Shareholder is deemed to be the Beneficial Owner of Common Shares is, directly or indirectly, replaced, extended amended or substituted with respect to the same or different Common Shares for any reason (including, without limitation, because it expired, was settled in whole or in part, terminated or no longer confers any benefit to or imposes any obligation on the Grandfathered Shareholder (or, as applicable, an affiliate or associate of the Grandfathered Shareholder)), then such agreement, arrangement or understanding will be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Shareholder and render such Grandfathered Shareholder an Acquiring Person for purposes of the Tax Asset Preservation Plan unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.

“Beneficial Ownership” is defined in the Tax Asset Preservation Plan to include any securities (i) that a Person actually owns (directly or indirectly) or would be deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder), including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (ii) that such Person beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act as in effect on the date of the Tax Asset Preservation Plan, including pursuant to any contract, arrangement, understanding, relationship, or otherwise as set forth in Rule 13d-3, but only if the effect of such arrangement, understanding, relationship, or otherwise is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or (iii) that are Beneficially Owned (within the meaning of the preceding subsections of this definition), directly or indirectly, by any other Person with which such Person has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; however, a Person will not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” any security if such agreement, arrangement or understanding (a) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report). The phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own pursuant to the Tax Asset Preservation Plan.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the date on which the Board of Directors determines in its sole discretion that (A) the Tax Asset Preservation Plan is no longer necessary for the preservation of material NOLs or tax attributes or (B) the NOLs and tax attributes have been fully utilized and may no longer be carried forward and (ii) the Close of Business on August 10, 2029 (the “Final Expiration Date”).

Exempt Persons and Transactions

The Board of Directors may, in its sole and absolute discretion, determine that a Person is exempt from the Tax Asset Preservation Plan (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the Board of Directors may, in its sole and absolute discretion, exempt any transaction from triggering the Tax Asset Preservation Plan, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. Any Person, together with all affiliates and associates of such Person, who proposes to acquire 4.9% or more of the outstanding Common Shares may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Tax Asset Preservation Plan.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Tax Asset Preservation Plan (with certain limited exceptions), the Rights will become exercisable for Common Shares having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any associate or affiliate of an Acquiring Person, such Rights will become void, and any holder of such Rights will thereafter have no right to exercise such Rights. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities or other property equivalent in value to the Common Shares issuable upon exercise of a Right.

Exchange

At any time after any Person becomes an Acquiring Person, the Board of Directors may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may issue, transfer or deposit such Common Shares (or other property as permitted under the Tax Asset Preservation Plan) to or into a trust or other entity created upon such terms as the Board of Directors may determine and may direct that all holders of Rights receive such Common Shares or other property only from the trust or other entity. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as it deems advisable.

Redemption

At any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (as defined in the Tax Asset Preservation Plan) (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its affiliates and associates).

Preferred Stock Rights

Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Tax Asset Preservation Plan, the Board of Directors approved the Articles of Amendment designating the Series C Cumulative Preferred Stock, which the Company filed with the Secretary of the Commonwealth of Virginia. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 10, 2026, the Company issued a press release, announcing the adoption of the Tax Asset Preservation Plan. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Articles of Amendment designating Series C Cumulative Preferred Stock of Accendra Health, Inc., as filed with the Secretary of the Commonwealth of Virginia on August 10, 2026.
4.1	Section 382 Rights Agreement, dated as of August 10, 2026, between Accendra Health, Inc. and Computershare Trust Company, N.A., as rights agent.
99.1	Accendra Health, Inc. Press Release, dated August 10, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026	ACCENDRA HEALTH, INC.

	By:	/s/ Jonathan A. Leon
Jonathan A. Leon
Executive Vice President and Chief Financial Officer